UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 26, 2021

Khosla Ventures Acquisition Co. II

(Exact name of registrant as specified in its charter)

Delaware	001-40246	87-1776836
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2128 Sand Hill Road

Menlo Park, California 94025

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 376-8500

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	KVSB	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On July 6, 2021, Khosla Ventures Acquisition Co. II (“KVSB”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Nextdoor, Inc., a Delaware corporation (“Nextdoor”), and Lorelei Merger Sub Inc., a Delaware corporation and a direct wholly owned subsidiary of KVSB (“Merger Sub”).

Pursuant to the Merger Agreement, the parties thereto will enter into a business combination (the “Business Combination”) pursuant to which, among other transactions described in the Merger Agreement, Merger Sub will merge with and into Nextdoor, the separate corporate existence of Merger Sub will cease and Nextdoor will be the surviving corporation and a wholly owned subsidiary of KVSB.

The proposed Business Combination is expected to be consummated after the required approval by the shareholders of KVSB and the satisfaction of certain other conditions.

Item 7.01 Regulation FD Disclosure.

On October 26, 2021, Nextdoor issued a press release (the “Press Release”) announcing its third quarter 2021 earnings date and providing select third quarter highlights, including with respect to revenue and Weekly Active Users. The information contained in the Press Release may interest investment professionals and other persons in connection with the Business Combination. The Press Release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of KVSB under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K (this “Current Report”) will not be deemed an admission as to the materiality of any information contained in this Item 7.01, including Exhibit 99.1.

Additional Information and Where to Find It

This Current Report on Form 8-K relates to the Press Release by Nextdoor. This Current Report on Form 8-K does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. KVSB has filed a registration statement on Form S-4 with the SEC, which includes a document that serves as a prospectus and proxy statement of KVSB, referred to as a proxy statement/prospectus, and the SEC has declared the registration statement effective. A proxy statement/prospectus has been sent to all KVSB stockholders. KVSB will also file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of KVSB are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by KVSB through the website maintained by the SEC at www.sec.gov.

The documents filed by KVSB with the SEC also may be obtained free of charge at KVSB’s website at https://khoslaventuresacquisitionco.com/KVSB.

Participants in Solicitation

KVSB and Nextdoor and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from KVSB’s stockholders in connection with the proposed transaction. A list of the names of the directors and executive officers of KVSB and information regarding their interests in the business combination will be contained in the proxy statement/prospectus when available. You may obtain free copies of these documents as described in the preceding paragraph.

Non-Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of KVSB, the combined company or Nextdoor, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between KVSB and Nextdoor. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of KVSB’s securities, (ii) the risk that the transaction may not be completed by KVSB’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by KVSB, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the Merger Agreement by the stockholders of KVSB, the satisfaction of the minimum cash condition following redemptions by KVSB’s public stockholders and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third party valuation in determining whether or not to pursue the proposed transaction, (v) the inability to complete the PIPE investment in connection with the transaction, (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (vii) the effect of the announcement or pendency of the transaction on Nextdoor’s business relationships, operating results and business generally, (viii) risks that the proposed transaction disrupts current plans and operations of Nextdoor and potential difficulties in Nextdoor employee retention as a result of the transaction, (ix) the outcome of any legal proceedings that may be instituted against Nextdoor or against KVSB related to the Merger Agreement or the proposed transaction, (x) the ability to maintain the listing of KVSB’s securities on a national securities exchange, (xi) the price of KVSB’s securities may be volatile due to a variety of factors, including changes in the highly competitive industries in which KVSB plans to operate or Nextdoor operates, variations in operating performance across competitors, changes in laws and regulations affecting KVSB’s or Nextdoor’s business and changes in the combined capital structure, and (xii) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of KVSB’s registration on Form S-1 (File No. 333-253098), the registration statement on Form S-4 discussed above and other documents filed by KVSB from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and KVSB and Nextdoor assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither KVSB nor Nextdoor gives any assurance that either KVSB or Nextdoor or the combined company will achieve its expectations.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated October 26, 2021.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Khosla Ventures Acquisition Co. II

Date: October 26, 2021	By:	/s/ Peter Buckland
Name: Peter Buckland
Title: Chief Financial Officer